Debt	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Debt Disclosure [Abstract]
Debt
7. Debt
Convertible Debentures
On March 21, 2023, the Company entered into the Securities Purchase Agreement with Yorkville pursuant to which the Company would issue and sell to Yorkville Convertible Debentures in an aggregate principal amount of up to $25.0 million. The Securities Purchase Agreement provides that the Convertible Debentures will be issued and sold at a purchase price equal to 96% of the applicable principal amount in three tranches as follows: (i) $10.0 million upon the signing of the Securities Purchase Agreement, which was funded on March 21, 2023, (ii) $7.5 million upon the filing of a registration statement on Form
S-1
with the SEC to register the resale by Yorkville of any shares of Common Stock issuable upon conversion of the Convertible Debentures under the Securities Act and (iii) $7.5 million at the time such registration statement is declared effective by the SEC.
The Convertible Debentures bear interest at an annual rate of 7.00% and was initially set to mature on December 21, 2023. On October 11, 2023, the Company and Yorkville amended the Convertible Debentures to extend the maturity date of the Convertible Debentures to March 15, 2024 (see Note 13). The outstanding principal amount is to be repaid in equal installments that are due every 30 days beginning on May 20, 2023, which is 60 days after the date on which the first Convertible Debenture was issued to Yorkville. The Convertible Debentures provide a conversion right, in which any portion of the outstanding and unpaid principal and any accrued but unpaid interest, may be converted into shares of Common Stock, at a conversion price of $8.00 per share at the option of the holder of the Convertible Debentures.
The Company has the option to repay either (i) in cash, with premium equal to 5% in respect of the principal amount of such payment, or (ii) by submitting a notice for an advance under the A&R Yorkville Purchase Agreement, or a series of advances thereunder, or any combination of (i) or (ii) as determined by the Company. In the case of (ii), the proceeds from the shares sold to Yorkville are applied against the outstanding amounts.
The Company has the right, but not the obligation, in its sole discretion, to redeem, upon five business days’ prior written notice to Yorkville (the “Redemption Notice”), all or any portion of the amounts outstanding under the Convertible Debentures; provided that the trading price of the Common Stock is less than the Conversion Price at the time of the Redemption Notice. The redemption amount shall be equal to the outstanding principal balance being redeemed by the Company, plus the redemption premium of 10% of the principal amount being redeemed, plus all accrued and unpaid interest in respect of such redeemed principal amount.
Pursuant to the Securities Purchase Agreement with Yorkville, the Company issued additional Convertible Debentures in an aggregate principal amount of $15.0 million in April 2023 for $14.4 million in net cash proceeds. In April 2023, Yorkville elected to convert $5.0 million of the outstanding principal and accrued interest of the first Convertible Debentures issued to Yorkville, resulting in the issuance of 632,431 shares of Common Stock at a conversion price of $8.00 per share and reducing the outstanding Convertible Debentures balance by $7.7 million. The Company repaid $11.0 million of Convertible Debentures during the nine months ended September 30, 2023. Interest expense related to the Convertible Debentures and included in the changes in fair value was $252 thousand and $540 thousand for the three and nine months ended September 30, 2023, respectively.
The following table provides a summary of the changes in the balance and the estimated fair value of the Convertible Debentures (in thousands):

September 30, 2023
Beginning Balance as of January 1, 2023	$—
Issuance of Convertible Debentures	24,000
Repayment of Convertible Debentures	(10,953)
Change in fair value of Convertible Debentures	3,658
Conversion of Convertible Debentures into Common Stock	(7,735)

Ending Balance as of September 30, 2023	$8,970

Revolving Facility
On June 27, 2023, Scilex Pharma entered into the eCapital Credit Agreement pursuant to which the Lender shall make available loans (the “Revolving Facility”) in an aggregate principal amount of up to $30.0 million. The Facility Cap may, at the request of Scilex Pharma and with the consent of the Lender, be increased in increments of $250,000 at such time as the outstanding principal balance under the eCapital Credit Agreement equals or exceeds 95% of the then-existing Facility Cap. The amount available to Scilex Pharma under the Revolving Facility at any one time is the lesser of the Facility Cap and 85% of the “Net Collectible Value” of “Eligible Receivables” minus the amount of any reserves or adjustments against receivables required by the Lender, in its discretion.
Under the terms of the eCapital Credit Agreement, interest will accrue daily on the principal amount outstanding at a rate per annum equal to the Wall Street Journal Prime Rate plus 1.5%, based on a year consisting of 360 days, and which shall be payable by Scilex Pharma monthly in arrears, commencing July 1, 2023. The Credit Agreement provides for an early termination fee of 0.5% of the Facility Cap if Scilex Pharma voluntarily prepays and terminates in full the Revolving Facility prior to the first anniversary of the closing of the Revolving Facility.
In connection with the eCapital Credit Agreement, Scilex Pharma and the Lender entered into blocked account control agreements with respect to Scilex Pharma’s collections and eCapital Credit Agreement funding accounts, which permit the Lender to sweep all funds in the collections account to an account of the Lender for application to the outstanding amounts under the Revolving Facility, and to exercise customary secured party remedies with respect to the eCapital Credit Agreement funding account. All indebtedness incurred and outstanding under the eCapital Credit Agreement will be due and payable in full on July 1, 2026, unless the eCapital Credit Agreement is earlier terminated.
The eCapital Credit Agreement contains a financial covenant requiring Scilex Pharma to maintain cash on hand of at least $1.0 million at all times. Scilex Pharma’s obligations under the eCapital Credit Agreement are secured by a continuing security interest in Scilex Pharma’s accounts receivable, arising from customers in the ordinary course of business. The eCapital Credit Agreement contains customary events of default and also provides that an event of default includes a change of control of Scilex Pharma and the failure by the Company to issue at least $75.0 million of debt or equity by September 30, 2023, which condition was satisfied by the issuance of the Oramed Note. As of September 30, 2023, Scilex Pharma has an outstanding balance of $6.9 million under the Revolving Facility, which is classified as a long-term liability in the unaudited condensed consolidated balance sheet.
On September 21, 2023, Scilex Pharma signed a subordination agreement (the “Subordination Agreement”) with the Lender and Acquiom Agency Services LLC (the “Agent”). Pursuant to the Subordination Agreement, the

rights and interests of the Lender under the eCapital Credit Agreement would be secured by first priority liens on the ABL Priority Collateral (as defined therein). The ABL Priority Collateral consists of all of the Company’s properties identified in the description of collateral in the
UCC-1
Financing Statement filed with the Delaware Secretary of State on June 27, 2023. The Agent’s rights and interests under the Subsidiary Guarantee would be secured by first priority liens on certain other collateral and second priority liens on the ABL Priority Collateral. The Subordination Agreement also includes other standard interlender terms and requires that the Facility Cap (as defined therein) shall not exceed $30.0 million.
The Oramed Note
On September 21, 2023, the Company entered into a Securities Purchase Agreement with Oramed (the “Scilex-Oramed SPA”), pursuant to which the Company issued the Oramed Note. The Oramed Note, which has a principal amount of $101.9 million, matures on March 21, 2025. It is payable in six principal installments, with the first installment of $5.0 million payable on December 21, 2023, the second installment in the principal amount of $15.0 million payable on March 21, 2024, the next three installments each in the principal amount of $20.0 million payable on each of June 21, 2024, September 21, 2024 and December 21, 2024 and the last installment in the entire remaining principal balance of the Oramed Note payable on March 21, 2025. Interest under the Oramed Note accrues at a fluctuating per annum interest rate equal to the sum of (1) greater of (x) 4% and (y) Term SOFR (as defined in the Oramed Note) and (2) 8.5%, payable in-kind
on a monthly basis. If the outstanding principal has not been fully repaid by March 21, 2024, an exit fee of approximately $3.1 million becomes due upon repayment. Upon the occurrence and during the continuance of an event of default under the Oramed Note, holders of more than 50% of the aggregate unpaid principal amount of the Oramed Notes (the “Required Holders”) may elect to accrue interest at a default rate equal to the lesser of (i) Term SOFR plus 15% or (ii) the maximum rate permitted under applicable law. Voluntary prepayments made before the one-year
anniversary of the closing date of the Scilex-Oramed SPA must include a make-whole amount equal to 50% of the additional interest that would accrue on the principal amount so prepaid from the date of such prepayment through and including the maturity date. If the Oramed Note is accelerated upon an event of default, repayment is required at a mandatory default rate of 125% of the principal amount (together with 100% of accrued and unpaid interest thereon and all other amounts due in respect of the Oramed Note). The Oramed Note contains mandatory prepayment provisions requiring use of 70% of net cash proceeds from any Cash Sweep Financing (as defined in the Oramed Note) or advances under the ELOCs (as defined in the Oramed Note) to prepay the outstanding principal after the earlier of April 1, 2024 or full repayment of Acceptable Indebtedness (as defined in the Oramed Note).
The Oramed Note contains affirmative and negative covenants binding on the Company and its subsidiaries which restrict, among other things, the Company and its subsidiaries from incurring indebtedness or liens, amending charter and organizational documents, repaying or repurchasing stock, repaying, repurchasing, or acquiring indebtedness, paying or declaring cash dividends, assigning, selling, transferring or otherwise disposing of assets, making or holding investments, entering into transactions with affiliates, and entering into settlement agreements, in each case as more fully set forth in, and subject to certain qualifications and exceptions set forth in the Oramed Note. The Company was in compliance with all of the covenants as of September 30, 2023.
In connection with the Oramed Note, the Company and each of its subsidiaries (collectively, the “Guarantors”) entered into a security agreement (the “Security Agreement”) with Oramed (together with its successors and permitted assigns, the “Holder”) and the Agent, which acts as the collateral agent for the holders of the Oramed Note. Under this agreement, the Company and the Guarantors granted to the Agent (on behalf of and for the benefit of the holders of the Oramed Note and any Additional Notes as defined thereunder) a security interest in all or substantially all of the properties of the Company and each of the Guarantors. This was done to ensure the timely payment, performance, and full discharge of all obligations under the Oramed Note. The Security Agreement contains certain customary representations, warranties and covenants regarding the collateral thereunder, all of which are detailed in the Security Agreement.

At issuance, the Company concluded that certain features of the Oramed Note would be considered derivatives that would require bifurcation. In lieu of bifurcating such features, the Company has elected the fair value option for this financial instrument and records the changes in the fair value within the consolidated statements of operations at the end of each reporting period. As of September 30, 2023, the fair value of the Oramed Note was $106.3 million, which is classified as a current liability in the unaudited condensed consolidated balance sheet.

7. Debt
2018 Purchase Agreements and Indenture
On September 7, 2018, Scilex Pharma and Sorrento entered into Purchase Agreements (the “2018 Purchase Agreements”) with certain investors (collectively, the “Scilex Pharma Note Purchasers”). Pursuant to the 2018 Purchase Agreements, on September 7, 2018, Scilex Pharma, among other things, issued and sold to the Scilex Pharma Note Purchasers senior secured notes due 2026 in an aggregate principal amount of $224.0 million (the “Scilex Pharma Notes”) for an aggregate purchase price of $140.0 million (the “Offering”). The Scilex Pharma Notes were governed by an indenture (as amended, the “Indenture”) with Scilex Pharma, as issuer, U.S. Bank National Association, a national banking association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”), and Sorrento, as guarantor. Pursuant to the Indenture, Sorrento agreed to irrevocably and unconditionally guarantee, on a senior unsecured basis, the punctual performance and payment when due of all obligations of Scilex Pharma under the Indenture (the “Guarantee”).
The principal amount of the Scilex Pharma Notes increased by $28.0 million on February 15, 2022 as a result of actual cumulative net sales of ZTlido from the issue date of the Scilex Pharma Notes through December 31, 2021 not equal or exceeding $481.0 million. As a result, the Company recorded the increase of $28.0 million in principal and non-operating
expense at December 31, 2021.
Effective February 14, 2022, Scilex Pharma issued to Sorrento a draw notice under the Letter of Credit as required under the terms of the Indenture because actual cumulative net sales of ZTlido from the issue date of the Scilex Pharma Notes through December 31, 2021 were less than a specified sales threshold for such period. As a result of the draw notice being issued, Sorrento paid to Scilex Pharma $35.0 million in a single lump-sum
amount as a subordinated loan and Scilex Pharma became subject to a minimum cash requirement of $10.0 million. In February 2022, Scilex Pharma repurchased Scilex Pharma Notes from the holders thereof on a pro rata basis in an aggregate amount equal to $20.0 million.
On June 2, 2022, Sorrento and Scilex Pharma entered into a Consent Under and Amendment No. 4 to Indenture (the “Amendment No. 4”) with U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) and the Scilex Note Purchasers. Pursuant to Amendment No. 4, (1) on June 3, 2022, Scilex Pharma repurchased approximately $41.4 million of the aggregate principal amount of the outstanding Scilex Pharma Notes at 100% of the principal amount thereof, (2) the Scilex Note Purchasers agreed that Scilex Pharma can repurchase the remaining principal amount of the Scilex Pharma Notes at any time on or before September 30, 2022 for $41.4 million (subject to reduction for any quarterly royalty payments) and upon such repurchase the Scilex Note Purchasers will forgive and discharge $28.0 million of the aggregate principal amount of the Scilex Pharma Notes (the “Early Paydown Provision”), (3) the minimum cash requirement under the Indenture was reduced to $5.0 million in aggregate unrestricted cash equivalents at the end of each calendar month, and (4) the maximum aggregate principal amount on the promissory note issued by Scilex Pharma to Sorrento on October 5, 2018 was increased from up to $25.0 million to up to $50.0 million. The Company funded the repurchase with cash-on-hand
and $15.0 million received from Sorrento on June 2, 2022. The Company concluded that the Amendment No. 4 was a troubled debt restructuring for accounting purposes. The future undiscounted cash flows of the Scilex Pharma Notes were higher than the carrying value of the Scilex Pharma Notes at the time of the entry into the Amendment No. 4, and accordingly, no gain was recognized in the quarter ended June 30, 2022. Due to a decrease of $30.4 million in the fair value of the Scilex Notes Derivative caused by the Amendment No. 4, the carrying value of the Scilex Notes was increased by $30.4 million.
In September 2022, the Company exercised the Early Paydown Provision to fully extinguish the Scilex Pharma Notes. In August and September 2022, the Company made principal payments towards the outstanding Scilex Pharma Notes totaling $1.7 million and $39.7 million, respectively. Pursuant to Amendment No. 4, $28.0 million of principal amount on the Scilex Pharma Notes was forgiven by the Scilex Pharma Note Purchasers and the Scilex Pharma Notes were fully extinguished in September 2022. The Company funded the repurchase with cash-on-hand
and $34.0 million received from Sorrento on September 28, 2022. The Company recorded a gain on debt extinguishment of $28.6 million as a result of the extinguishment.

Borrowings of the Scilex Notes consisted of the following (in thousands):

December 31, 2021
Principal	$133,997
Unamortized debt discount	(30,597)
Unamortized debt issuance costs	(2,228)

Carrying value	101,172
Current portion	(29,135)

Long term portion	72,037

Estimated fair value	$115,400

The Company made principal payments of $106.0 million, $45.9 million, and $69.8 million during the years ended December 31, 2022, 2021, and 2020, respectively. The amount of debt discount and debt issuance costs included in interest expense for the years ended December 31, 2022, 2021, and 2020 was approximately $3.1 million, $7.9 million and $10.7 million, respectively. The Company recorded a gain on debt extinguishment of $28.6 million, a loss on debt extinguishment of $12.5 million, and no gain/loss on debt extinguishment in connection with its repayments of principal made during the years ended December 31, 2022, 2021, and 2020, respectively.
Related Party Notes Payable
On October 5, 2018, Scilex Pharma issued to Sorrento a promissory note (see Note 12). On March 18, 2019, the Company entered into a note payable with Sorrento (see Note 12). On February 14, 2022, Sorrento paid to Scilex Pharma $35.0 million in a single lump-sum
amount as a subordinated loan (see Note 12). On May 12, 2022, the Company issued Sorrento a promissory note of $5.0 million in exchange for the
SP-104
Assets (see Note 3). On November 10, 2022, all existing related party indebtedness between Scilex, Scilex Pharma, and Sorrento was converted into equity interests in the Company in connection with the consummation of the Business Combination and pursuant to the terms of the Debt Exchange Agreement (see Note 12).
2020 Revolving Credit Facility
On December 14, 2020, Scilex Pharma entered into the Credit and Security Agreement (the “Credit Agreement”) with CNH Finance Fund I, L.P. (“CNH”) which provides Scilex Pharma with the ability to incur indebtedness under an accounts receivable revolving loan facility in an aggregate amount of $10.0 million and the incurrence of liens and the pledge of collateral to CNH in connection with the revolving loan facility. Under the terms of the Credit Agreement, interest will accrue daily on the principal amount outstanding at a rate per annum equal to the Wall Street Journal Prime Rate plus 1.75%. All indebtedness incurred and outstanding will be due and payable in full on January 1, 2024; unless the Credit Agreement is earlier terminated. As of December 31, 2021, the outstanding balance was $8.8 million. On February 16, 2022, the Company notified CNH that it was terminating the Credit Agreement, effective March 18, 2022. Upon termination, all principal balances and interest accrued were settled.